A copy of certain  financial  information  of  Engineered  Wire  Products,  Inc.
("EWP") is presented below. Such financial information is limited solely for purposes of internal reporting within Keystone Consolidated Industries, Inc. The financial information is unaudited and does not purport to show the financial statements of EWP in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed on this financial information. There can be no assurance that such financial information is complete.

                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED APRIL 30, 2005

                               ($'s IN THOUSANDS)

                                                       Year to Date
 April 2005                                             April 2005
-----------                                            ------------
   $7,279      SALES - OUTSIDE CUSTOMERS                 $19,330
        0      SALES - INTERCOMPANY                            0
----------                                              ---------

    7,279       NET SALES                                 19,330

    5,313      VARIABLE PRODUCTION COSTS                  14,005
----------                                              ---------

    1,966      VARIABLE CONTRIBUTION                       5,325
----------                                              ---------

      144      MANUFACTURING FIXED COSTS                     586
       87      DEPRECIATION                                  348
----------                                              ---------

      231       TOTAL FIXED COSTS                            934
----------                                              ---------

    1,735        GROSS PROFIT                              4,391
----------                                              ---------

      206      SELLING EXPENSE                               737
      182      ADMINISTRATIVE EXPENSE                        668
----------                                              ---------

      388       TOTAL SELLING & ADMIN.EXPENSE              1,405
----------                                              ---------

    1,347        OPERATING PROFIT                          2,986

        0      EARNINGS IN UNCONSOL. SUBSIDIARIES              0
        0      INTEREST INCOME                                 0
       52      INTEREST EXPENSE                              142
        0      OTHER INCOME (EXPENSE)                          0
        0      GAIN ON SALE OF FIXED ASSETS                    0
----------                                              ---------

    1,295        INCOME BEFORE TAXES                       2,844

      511      INCOME TAXES                                1,123
----------                                              ---------

      784        INCOME FROM OPERATIONS                    1,721
        0      ACCOUNTING CHANGE                               0
        0      MINORITY INTEREST                               0
----------                                              ---------

     $784        NET INCOME                               $1,721
==========                                              =========


                            ENGINEERED WIRE PRODUCTS
                                  BALANCE SHEET
                                 April 30, 2005

                               ($'s IN THOUSANDS)

CURRENT ASSETS:
  CASH                                              $310
  MARKETABLE SECURITIES                                0
  NOTES & ACCOUNT RECEIVABLE NET                   9,153
  INTERCOMPANY ACCOUNTS RECEIVABLE                     0

  INVENTORIES AT COST                             17,997
  LESS LIFO RESERVE                                    0
                                                 -------
 INVENTORIES AT LIFO                              17,997
                                                 -------

  PREPAID EXPENSES                                     0
  DEFERRED INCOME TAXES                                0
  OTHER CURRENT ASSETS                                 0
                                                 -------
     TOTAL CURRENT ASSETS                         27,460
                                                 -------

  PROPERTY PLANT & EQUIPMENT AT COST              18,852
  LESS ACCUMULATED DEPRECIATION                   12,817
                                                 -------
     NET PLANT, PROPERTY & EQUIPMENT               6,035
                                                 -------

  DEFERRED FINANCING EXPENSE                           0
  DEFERRED INCOME TAXES                                0
  PREPAID PENSION ASSET                                0
  RESTRICTED INVESTMENTS                               0
  GOODWILL                                             0
  OTHER LONG TERM ASSETS                               0
                                                 -------

     TOTAL  ASSETS                               $33,495
                                                 =======

LIABILITIES AND EQUITIES:
  REVOLVING LOAN FACILITY                         $6,401
  NOTES PAYABLE & CURRENT L.T. DEBT                1,389
  KCI LOAN ACCOUNT                                   674
  INTERCOMPANY ACCOUNTS PAYABLE                    3,203
  ACCOUNTS PAYABLE                                   448
  ACCRUED OPEB                                         0
  ACCRUED PREFERRED STOCK DIVIDENDS                    0
  ACCRUED LIABILITIES                              1,133
  ACCRUED PENSIONS                                    75
  INCOME TAXES PAYABLE                               512
                                                 -------
     TOTAL CURRENT LIABILITIES                    13,835
                                                 -------

  LONG TERM DEBT                                   3,744
  ACCRUED OPEB                                         0
  LONG TERM PENSIONS                                   0
  LONG TERM OTHER                                      0
  DEFERRED FEDERAL INCOME TAX                          0
                                                 -------
     TOTAL LONG TERM LIABILITIES                   3,744
                                                 -------

  MINORITY INTEREST                                    0
                                                 -------
  PREFERRED STOCK                                      0
                                                 -------

  SFAS #87 ADJUSTMENT                                  0
  COMMON STOCK                                         0
  OTHER CAPITAL                                        0
  INVESTMENT EQUITY                                    0
  RETAINED EARNINGS                               15,916
  LESS TREASURY STOCK                                  0
                                                 -------
     TOTAL EQUITY                                 15,916
                                                 -------

     TOTAL LIABILITIES & EQUITY                  $33,495
                                                 =======

                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF CASH FLOWS
                       FOR THE PERIOD ENDED APRIL 30, 2005

                               ($'s IN THOUSANDS)

CASH FLOWS FROM OPERATING ACTIVITIES:
 NET INCOME                                            $1,721

    PROVISION FOR DEPRECIATION                            348
    (GAIN) LOSS ON SALE OF ASSETS                           0
    PROVISION FOR BAD DEBT ALLOWANCE                      (98)
    PROV. FOR INVENT. RESERVES (EXCLUDING LIFO)           (46)
    PROVISION FOR LIFO RESERVE                              0
    CHANGE IN ASSETS AND LIABILITIES:
    (INCREASE) DECREASE ACCTS. & NOTES REC.            (3,452)
    (INCREASE) DECREASE INVENTORY                      (3,488)
    (INCREASE) DECREASE PREPAID EXPENSES                   37
    (INCREASE) DECREASE OTHER ASSETS                        0
    INCREASE (DECREASE) ACCTS PAY.                        (60)
    INCREASE (DECREASE) ACCRUED PENSIONS                   75
    INCREASE (DECREASE) DEFERRED TAXES                      0
    INCREASE (DECREASE) OPEB LIABILITIES                    0
    INCREASE (DECREASE) OTHER LIABILITIES              (1,763)
    (INCREASE) DECREASE INTERCO ACCT. REC                   0
    INCREASE (DECREASE) INTERCO ACCTS PAY.              2,269
                                                       -------
 NET ADJUSTMENTS                                       (6,178)
                                                       -------

 NET CASH PROVIDED (USED) BY OPERATIONS                (4,457)
                                                       -------
    CASH FLOW FROM INVESTING ACTIVITIES:
    PROCEEDS FROM SALE OF PP & E                            0
    CAPITAL EXPENDITURES                                  (55)
    INTERCO PP&E TRANSFERS NET                              0
                                                       -------
 NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES         (55)
                                                       -------

 CASH FLOW FROM FINANCING ACTIVITIES:
    REVOLVING CREDIT FACILITY, NET                      4,412
    REPAYMENTS OF OTHER DEBT                             (464)
    PROCEEDS OF OTHER DEBT                                  0
    INCREASE (DECREASE) KCI LOAN                          597
    PROCEEDS FROM ISSUANCE OF COMMON STOCK                  0
    DIVIDENDS PAID                                          0
                                                       -------

 NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES       4,545
                                                       -------


 NET INCREASE (DECREASE) IN CASH                           33

 CASH AT BEGINNING OF PERIOD                              277
                                                       -------


 CASH AT END OF PERIOD                                   $310
                                                       =======